                                                            EXHIBIT 10.13




                                 PROMISSORY NOTE

$300,000.00                                                June 26, 1996

      DIPLOMAT AMBASSADOR, INC. ("Purchaser"), for value received hereby promises to pay to WINDSOR OPTICAL, INC. ("Windsor") at 1039 Old Ford Road, Huntingdon Valley, Pennsylvania 19006 or at such other place as may be designated in writing by Windsor, the principal sum of $300,000.00. Such principal sum shall be payable, together with interest on the unpaid principal balance at the rate of 7% per annum, in eighty four (84) equal monthly installments of $4,527.80 each in accordance with the amortization schedule annexed hereto. The first installment payment under this note shall be paid on July 20, 1996, and the remaining installments shall be paid thereafter on the 20th day of each succeeding month. Principal or interest may be prepaid by Purchaser at any time, in whole or in part, without premium or penalty, based on the then-current value of the amount being prepaid, which shall be calculated assuming interest at the prime rate in effect at the time of prepayment. Amounts prepaid shall be credited first against accrued but unpaid interest and then against installments last coming due.

      Purchaser's obligations to pay the amounts due pursuant to this note are subject to a right of set-off pursuant to the agreement dated June 26, 1996 by and among Windsor, Jay Kitnick, Kenneth Kitnick and Purchaser (the "Asset Sale Agreement").

      The entire principal sum, or the unpaid principal balance thereof, and all accrued but unpaid interest thereon, shall

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become immediately due and payable upon the occurrence of any one of the following, each of which shall be an "Event of Default":

      (i) Default in the payment of any installment of principal or interest for five (5) days after it fell due which is not cured within ten (10) days after written notice of such default is given to Purchaser by (a) certified or U.S. Express mail, return receipt requested, or (b) Federal Express or other overnight courier which provides a signed receipt for delivery, which notice shall be deemed to have been given on the date actually delivered.

      (ii) The filing by or against Purchaser in any court pursuant to any statute either of the United States or of any state, of a petition in bankruptcy or insolvency of for reorganization or for the appointment of a receiver or trustee of all or a portion of the property of Purchaser, which is not actively challenged by Purchaser, or is not discharged within sixty (60) days thereof, or Purchaser making an assignment or similar arrangement for the benefit of creditors.

      Windsor shall be entitled to all costs of collection, including reasonable attorneys' fees, incurred by Windsor in collecting or attempting to collect (a) amounts due and payable under this note after the occurrence of an Event of Default, or (b) amounts improperly set off against amounts due and payable under this note and not paid into escrow within the time period specified in Section 25 of the Asset Sale Agreement.

      The failure of Windsor to exercise any right under this note shall not be considered a waiver of such right, which may be

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exercised at any time and from time to time. The acceptance by Windsor of less than the amount due and payable hereunder at the time any payment is made hereunder shall not be considered a waiver of Windsor's right to receive all amounts due and payable hereunder.

      Any dispute arising out of or relating to this note shall be settled by arbitration in Essex County, New Jersey in accordance with the provisions set forth in the New Jersey Arbitration Act, N.J.S.A. 2A:24-1 et seq. The arbitrator shall be a retired judge selected by the agreement of the parties to the dispute, or, if the parties to the dispute cannot agree on an arbitrator, he shall be a retired judge selected by the assignment judge of Essex County, New Jersey. The decision of such arbitration shall be final and binding on both parties, and may be entered as a judgment in any court of appropriate subject matter jurisdiction located in New Jersey. Notwithstanding the foregoing, however, in the event that a dispute between Purchaser and Windsor involves the failure of Purchaser to make payments under this Note, based on a claimed right to a set-off or otherwise, and Purchaser fails to place the amount in dispute in escrow within thirty (30) days after receipt of written notice from Windsor, Windsor shall have the right to have such dispute resolved in a court of competent jurisdiction, rather than by arbitration.

      This note shall be governed by and construed in accordance with the laws of the State of New Jersey applicable to agreements made and to be performed wholly within such State.

      Presentment, demand, protest, notice of protest, notice of

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dishonor and all other notices and demands (other than those specifically required by this note) are hereby waived.


ATTEST:                            DIPLOMAT AMBASSADOR, INC.


/s/ Harriet Schaeffer              By: /s/ Barry Budilov
---------------------              ---------------------
                                       BARRY BUDILOV

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                           LOAN AMORTIZATION SCHEDULE
                              Loan Amortized at 7%

              Payment      Payment                                    Principal
  Date         Number      Amount       Principal       Interest       Balance
--------------------------------------------------------------------------------

       Opening Balance                                                300,000.00

 7/20/96         1        4,527.80       2,80l.77      1,725.03       297,198.23
 8/20/96         2        4,527.80       2,760.90      1,766.90       294,437.33
 9/20/96         3        4,527.80       2,777.31      1,750.49       291,660.02
10/20/96         4        4,527.80       2,849.76      1,678.04       288,810.26
11/20/96         5        4,527.80       2,810.76      1,717.04       285,999.50
12/20/96         6        4,527.80       2,882.32      1,645.48       283,117.18
 1/20/97         7        4,527.80       2,844.61      1,683.19       280,272.57
 2/20/97         8        4,527.80       2,861.52      1,666.28       277,411.05
 3/20/97         9        4,527.80       3,038.14      1,489.66       274,372.91
 4/20/97        10        4,527.80       2,896.60      1,631.20       271,476.31
 5/20/97        11        4,527.80       2,965.88      1,561.92       268,510.43
 6/20/97        12        4,527.80       2,931.45      1,596.35       265,578.98
 7/20/97        13        4,527.80       2,999.81      1,527.99       262,529.17
 8/20/97        14        4,527.80       2,966.71      1,561.09       259,612.46
 9/20/97        15        4,527.80       2,984.35      1,543.45       256,628.11
10/20/97        16        4,527.80       3,051.31      1,476.49       253,576.80
11/20/97        17        4,527.80       3,020.23      1,507.57       250,536.57
12/20/97        18        4,527.80       3,086.24      1,441.56       247,470.33
 1/20/98        19        4,527.80       3,056.54      1,471.26       244,413.79
 2/20/98        20        4,527.80       3,074.71      1,453.09       241,339.08
 3/20/98        21        4,527.80       3,231.84      1,295.96       238,107.24
 4/20/98        22        4,527.80       3,112.20      1,415.60       234,995.04
 5/20/98        23        4,527.80       3,175.77      1,352.03       231,819.27
 6/20/98        24        4,527.80       3,149.59      1,378.21       228,669.68
 7/20/98        25        4,527.80       3,212.17      1,315.63       225,457.51
 8/20/98        26        4,527.80       3,187.41      1,340.39       222,270.10
 9/20/98        27        4,527.80       3,206.36      1,321.44       219,063.74
10/20/98        28        4,527.80       3,267.43      1,260.37       215,796.31
11/20/98        29        4,527.80       3,244.85      1,282.95       212,551.46
12/20/98        30        4,527.80       3,304.90      1,222.90       209,246.56
 1/20/99        31        4,527.80       3,283.79      1,244.01       205,962.77
 2/20/99        32        4,527.80       3,303.31      1,224.49       202,659.46
 3/20/99        33        4,527.80       3,439.55      1,088.25       199,219.91
 4/20/99        34        4,527.80       3,343.40      1,184.40       195,876.51
 5/20/99        35        4,527.80       3,400.84      1,126.96       192,475.67
 6/20/99        36        4,527.80       3,383.49      1,144.31       189,092.18
 7/20/99        37        4,527.80       3,439.87      1,087.93       185,652.31
 8/20/99        38        4,527.80       3,424.06      1,103.74       182,228.25
 9/20/99        39        4,527.80       3,444.42      1,083.38       178,783.83
10/20/99        40        4,527.80       3,499.15      1,028.62       175,284.85
11/20/99        41        4,527.80       3,485.70      1,042.10       171,798.95
12/20/99        42        4,527.80       3,539.37        988.43       168,259.58
 1/20/00        43        4,527.80       3,527.46      1,000.34       164,732.12
 2/20/00        44        4,527.80       3,548.43        979.37       161,183.69
 3/20/00        45        4,527.80       3,631.35        896.45       157,552.34
 4/20/00        46        4,527.80       3,591.12        936.68       153,961.22
 5/20/00        47        4,527.80       3,842.00        885.80       150,319.22
 6/20/00        48        4,527.80       3,634.12        893.68       146,685.10
 7/20/00        49        4,527.80       3,683.86        843.94       143,001.24
 8/20/00        50        4,527.80       3,677.63        850.17       139,323.61
 9/20/00        51        4,527.80       3,699.49        828.31       135,624.12
10/20/00        52        4,527.80       3,747.50        780.30       131,876.62
11/20/00        53        4,527.80       3,743.77        784.03       128,132.85
12/20/00        54        4,527.80       3,790.80        737.20       124,342.25
 1/20/01        55        4,527.80       3,788.58        739.24       120,553.69
 2/20/01        56        4,527.80       3,811.08        716.72       116,742.61
 3/20/01        57        4,527.80       3,900.91        626.89       112,841.70
 4/20/01        58        4,527.80       3,856.93        670.87       108,984.77
 5/20/01        59        4,527.80       3,900.76        627.04       105,084.01
 6/20/01        60        4,527.80       3,903.05        624.75       101,180.98
 7/20/01        61        4,527.80       3,945.66        582.14        97,235.30
 8/20/01        62        4,527.80       3,949.72        578.08        93,285.58
 9/20/01        63        4,527.80       3,973.20        554.60        89,312.38
10/20/01        64        4,527.80       4,013.95        513.85        85,298.43
11/20/01        65        4,527.80       4,020.68        507.12        81,277.75
12/20/01        66        4,527.80       4,060.17        467.63        77,217.58
 1/20/02        67        4,527.80       4,068.73        459.07        73,148.85
 2/20/02        68        4,527.80       4,092.92        434.88        69,055.93

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                           LOAN AMORTIZATION SCHEDULE
                              Loan Amortized at 7%

              Payment     Payment                                     Principal
  Date         Number      Amount       Principal       Interest       Balance
--------------------------------------------------------------------------------

 3/20/02        69        4,527.80       4,156.98        370.82        64,898.95
 4/20/02        70        4,527.80       4,141.96        385.84        60,756.99
 5/20/02        71        4,527.80       4,178.24        349.56        56,578.75
 6/20/02        72        4,527.80       4,191.43        336.37        52,387.32
 7/20/02        73        4,527.80       4,226.39        301.41        48,160.83
 8/20/02        74        4,527.80       4,241.47        286.33        43,919.46
 9/20/02        75        4,527.80       4,266.69        261.11        39,652.77
10/20/02        76        4,527.80       4,299.66        228.14        35,353.11
11/20/02        77        4,527.80       4,317.62        210.18        31,035.49
12/20/02        78        4,527.80       4,349.24        175.56        26,686.25
 1/20/03        79        4,527.80       4,369.14        158.66        22,317.11
 2/20/03        80        4,527.80       4,395.12        132.68        17,921.99
 3/20/03        81        4,527.80       4,431.56         96.24        13,490.43
 4/20/03        82        4,527.80       4,447.60         80.20         9,042.83
 5/20/03        83        4,527.80       4,475.77         52.03         4,567.06
 6/20/03        84        4,594.21       4,567.06         27.15             0.00

 GRAND TOTAL            380,401.61     300,000.00     30,401.61             0.00
--------------------------------------------------------------------------------